SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                      ------------------------------------




                        Date of Report (Date of earliest
                        event reported) November 26, 1997



                               CONMED CORPORATION
             (Exact name of registrant as specified in its charter)



      NY                          0-16093                       16-0977505
 (State of                 (Commission File Number)           (IRS Employer
incorporation)                                              Identification No.)



    310 Broad Street, Utica, New York                              13501
(Address of principal executive offices)                         (Zip Code)


                                 (315) 797-8375
                         (Registrant's telephone number,
                              including area code)


                                       NA
          (Former name or former address, if changed since last report)

Item 1. Not Applicable.

Item 2. Other Events.

         On November 26, 1997, CONMED Corporation agreed to acquire all the issued and outstanding shares of Common Stock of Linvatec Corporation, a Florida corporation, and certain related assets. CONMED Corporation's press release announcing the acquisition is attached hereto as Exhibit 1, which is incorporated by reference herein.

Items 3-6. Not Applicable.

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits

              1. Press release dated November 26, 1997.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CONMED CORPORATION



                                          By /s/ Robert D. Shallish, Jr.
                                             Name: Robert D. Shallish, Jr.
                                             Title: Vice President - Finance




Date:  November 28, 1997